                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference into this Registration Statement on Form S-8 of our report dated February 28, 2002 included in Pogo Producing Company's Annual Report on Form 10-K for the year ended December 31, 2001.

                              /s/ ARTHUR ANDERSEN LLP
                                  ARTHUR ANDERSEN LLP

Houston, Texas
April 24, 2002